Exhibit 99.1

For Immediate Release	Investor Contacts:
May 7, 2021	Joseph Jaffoni, Jennifer
Neuman, Norberto Aja
JCIR
(212) 835-8500
AUD@jcir.com

AUDACY REPORTS FIRST QUARTER RESULTS

Philadelphia, PA — Audacy, Inc. (NYSE: AUD) today reported financial results for the quarter ended March 31, 2021.

From David J. Field, President and Chief Executive Officer, Audacy:

“The year has gotten off to an active start as we successfully completed the rebranding of the company to Audacy, reflecting our transformational progress into a leading, multi-platform audio content and entertainment company with scaled audience reach and a leadership position in virtually every key segment of the dynamic and growing audio market.”

“We are in the midst of a strong, albeit uneven, advertising recovery reflecting the nature of our business mix. First quarter digital revenues grew 17% and national revenues rebounded to prior year levels, but local ad revenues remained behind as many of our customers continue to be impacted by the pandemic. Because the local radio advertiser base is weighted toward later-stage recovery categories including restaurants, concerts and entertainment, movies, travel, and theme parks, we anticipate a strong recovery of local advertising across these businesses during the third and fourth quarters.”

“Our second quarter pacings are up more than 60% over 2020 reflecting massive improvements across all segments of our business from the depressed levels of the prior year. In another strong sign of recovery, our average local customer spending levels are now exceeding their average 2019 spending levels. Total local ad spending is down because of a decline in the number of customers with a significant majority of those inactive accounts concentrated in later-stage recovery business categories.”

“During the quarter, we announced and completed the acquisition of Podcorn, the country’s #1 podcast influencer marketplace hosting over 44,000 podcast creators, substantially bolstering our customer product offerings. We also announced a multi-year agreement with BetMGM making them a preferred sports betting partner of the Company.”

“We are emerging from the pandemic as a meaningfully stronger and better positioned company with significantly enhanced growth potential and are excited by the opportunities ahead as we continue to drive innovation and development of new products, content, and capabilities.”

First Quarter Summary

•	Net revenues for the quarter were $240.8 million, down 19% compared to $297.0 million in the first quarter of 2020

•	Digital revenues were $49.8 million, up 17% compared to the first quarter of 2020

•

Our events business, which pre-COVID contributed 3% of our first quarter revenues, continued to be significantly disrupted and our event revenues for the quarter were down 98% compared to the first quarter of 2020

•	Total operating expenses for the quarter were $249.0 million, down 13% compared to $285.7 million in the first quarter of 2020

•	Operating loss for the quarter was $8.2 million, which included a non-cash impairment charge of $0.6 million, compared to operating income of $11.4 million in the first quarter of 2020

•	Adjusted EBITDA for the quarter was $10.3 million, compared to $34.5 million in the first quarter of 2020

•	In March, we issued $540 million of 6.75% senior secured second-lien notes and refinanced our 7.25% senior unsecured notes and paid down $117 million of our first-lien debt

•	Liquidity at the end of the first quarter was $220.8 million, up from $160.2 million at year end, comprised of $169.3 million of available revolver capacity and $51.5 million of cash on-hand

Recent Company Developments

•

Entercom Rebrands as Audacy. On March 30th, we announced the transition to a new brand name, Audacy, reflecting our transformation into a scaled, multi-platform audio content and entertainment company with a leadership position in virtually every segment of the growing audio market. Audacy’s stock ticker officially changed from ETM to AUD on April 9th.

•

Podcasting Star Power. Our Cadence13 studio entered into an exclusive podcast partnership with global superstar Demi Lovato, renowned singer, actress, and activist. C13Originals expanded its partnership with Pulitzer Prize-winning historian and author Jon Meacham to launch Shining City Audio, a history-focused podcast studio co-venture. C13Features, Cadence13’s pioneering scripted studio, unveiled the first three feature-length fictionalized audio “movies for your ears,” slated to launch within the next year, with more to follow. Cadence13 is working closely with Endeavor Content on its initial C13Features slate, leveraging their relationships, and working jointly to develop film and television projects based on the IP. Pineapple Street Studios launched two original docuseries, My Fugitive and Stay Away from Matthew MaGill, with exclusive binge windows on Audacy. Pineapple Street Studios also created the hit original docuseries Welcome to Your Fantasy, launched Netflix’ Behind the Scenes: Shadow and Bone, and Hulu’s Your Attention Please companion podcasts. Finally, Audacy announced a distribution partnership with “The Rich Eisen Show.”

•

Acquisition in Podcasting. We acquired Podcorn, the nation’s #1 podcast influencer marketplace, for $14.6 million in cash and a performance-based earn out over the next three years. Podcorn’s marketplace includes over 44,000 creators and has facilitated thousands of podcast ad campaigns. Podcorn creates an infrastructure for enabling direct podcaster and advertiser relationships, surfacing the most relevant matches to scale native branded content, drive higher ROI for brands, and enhance how podcast creators monetize their content. The acquisition fills an industry-wide gap in helping brands of all sizes tap into the hard-to-access micro-influencer community.

•

Partnership with BetMGM. We reached a multi-year, multi-platform agreement with BetMGM, a leader in the mobile sports betting space. The deal provides BetMGM with priority access to Audacy assets and will showcase their expansive digital offerings to the millions of sports fans across the country who tune in daily to Audacy’s portfolio of broadcast stations, podcasts and shows. This alliance comes only months after the announcement of a landmark, multi-year partnership with Fan Duel designating them as the “Official Sportsbook of Audacy”. That non-exclusive transaction remains the single largest advertising deal in the history of the radio industry and provides Fan Duel with the dominant position across the spectrum of Audacy’s distribution channels.

•

Audacy at the IAB Newfronts. We presented at the IAB NewFronts and will present at the Podcast Upfronts, the media industry’s two premiere events designed for advertisers and media buyers to preview the latest in digital content and podcast programming. Audacy is the only audio-only company represented at this year’s event.

Earnings Conference Call and Company Information

Audacy will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Friday, May 7, 2021, at 10:00 AM Eastern Time. To participate in the conference call, please dial (877) 407-9208 or (201) 493-6784 five minutes prior to the start of the call and provide the following conference name: Audacy First Quarter 2021 Earnings Call. Participants may also listen to a live webcast of the call by visiting http://public.viavid.com/index.php?id=144603. A playback of the conference call will be available for one week by dialing (844) 512-2921 or (412) 317-6671 and inputting the following ID: 13719160. A webcast replay of the conference will be available shortly after the call at the above link. Additional information is available on the Company’s website at www.audacyinc.com.

About Audacy

Audacy, Inc. (NYSE: AUD) is a scaled, multi-platform audio content and entertainment company with the country’s best radio broadcasting group, a leader in virtually every segment of audio, and America’s #1 creator of original, premium audio. Audacy engages over 170 million consumers each month, bringing people together around the news, sports, podcasts and music that matter to them. Learn more at www.audacyinc.com, Facebook (Audacy Corp) and Twitter (@AudacyCorp).

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); refinancing expenses; impairment loss, merger and acquisition costs, restructuring and integration costs, preferred stock dividends; COVID-19 related expenses, non-recurring expenses/recoveries otherwise included in corporate or station expenses, (gain) loss on early extinguishment of debt, and (gain) loss on sale or disposition of assets.

Adjusted Free Cash Flow consists of net income (loss): (i) plus depreciation and amortization; (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; restructuring and integration costs, (gain) loss on early extinguishment of debt; COVID-19 related expenses, other income and non-recurring expenses/recoveries otherwise included in corporate or station expenses; income from discontinued operations (excluding income taxes or tax benefit); amortization of deferred financing costs and debt premium included in interest expense; refinancing expenses; income taxes (benefit); Adjusted Income Taxes Paid, and Net Capital Expenditures.

Net Capital Expenditures consists of capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on the sale of redundant property.

Non-GAAP Financial Measures

It is important to note that Adjusted EBITDA, Adjusted Free Cash Flow, Net Capital Expenditures and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for Management to evaluate our performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry.

Certain adjusted non-GAAP financial measures are presented in this release. The adjustments include, among other items as defined above, gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD. This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

AUDACY, INC.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 31,
	2021	2020
STATEMENTS OF OPERATIONS

Net Revenues	$240,764	$297,030

Station Expenses	211,422	249,549
Station Expense - Non-Cash Compensation	1,073	502
Corporate Expenses	21,913	15,959
Corporate Expenses - Non-Cash Compensation	1,667	1,278
Depreciation And Amortization	11,592	12,498
Impairment Loss	644	1,050
Restructuring Charges	185	4,209
Integration Costs	—	622
Refinancing Expenses	473	—
Other	14	—

Total Operating Expenses	248,983	285,667

Operating Income (Loss)	(8,219)	11,363

Net Interest Expense	21,160	23,621
Net (Gain) Loss on Early Extinguishment of debt	8,168	—

Income (Loss) Before Income Taxes	(37,547)	(12,258)
Income Taxes (Benefit)	(15,899)	(3,120)

Net Income (Loss)	$(21,648)	$(9,138)

Net Income (Loss) Per Share - Basic	$(0.16)	$(0.07)

Net Income (Loss) Per Share - Diluted	$(0.16)	$(0.07)

Dividends Declared And Paid Per Common Share	$0.00	$0.02

Weighted Common Shares Outstanding - Basic	135,379	134,890

Weighted Common Shares Outstanding - Diluted	135,379	134,890

SUPPLEMENTAL BREAKDOWN OF REVENUE BY TYPE
Spot (local and national)	$154,294	$203,414
Digital (including podcasting)	49,840	42,510
Network	17,570	21,295
Sponsorships and Events	9,158	16,856
Other	9,902	12,955

	$240,764	$297,030

Political	$1,263	$7,745

SUPPLEMENTAL BREAKDOWN OF REVENUE BY FORMAT
Music	$129,746	$175,322
Sports	41,638	47,644
News/Talk	42,554	50,546
Non-format specific	26,826	23,518

	$240,764	$297,030

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Net Capital Expenditures	$7,280	$8,899
Adjusted Income Taxes Paid (Refunded)	$(493)	$1,297
Cash Dividends On Common Stock Declared And Paid	$—	$2,692

SELECTED BALANCE SHEET DATA

	March 31,	December 31,
	2021	2020
Cash and Cash Equivalents	$51,530	$30,964
Senior Debt - Term B-2 Loan (Includes Current Portion)	$677,006	$754,006
Senior Debt - Revolver	$74,727	$114,727
Senior Secured Notes - 2027	$425,000	$425,000
Senior Secured Notes - 2029	$540,000	$—
Senior Notes	$—	$400,000
Total Shareholders’ Equity	$624,325	$644,738

OTHER FINANCIAL DATA

Reconciliation Of GAAP Net Income (Loss) To Adjusted EBITDA
Net Income (Loss)	$(21,648)	$(9,138)
Income Taxes (Benefit)	(15,899)	(3,120)
Net Interest Expense	21,160	23,621
Corporate Expenses - Non-Cash Compensation	1,667	1,278
Station Expenses - Non-Cash Compensation	1,073	502
Depreciation And Amortization	11,592	12,498
Restructuring Charges	185	4,209
Integration Costs	—	622
COVID-19 Related Expenses	206	—
Non-Recurring Items Included in Operating Expenses	2,658	3,000
Impairment Loss	644	1,050
Refinancing Expenses	473	—
Other	14	—
(Gain) Loss On Early Extinguishment Of Debt	8,168	—

Adjusted EBITDA	$10,293	$34,522

Reconciliation of GAAP Net Income (Loss) To Adjusted Free Cash Flow
Net Income (Loss)	$(21,648)	$(9,138)
Depreciation And Amortization	11,592	12,498
Deferred Financing Costs Included In Interest Expense	1,041	946
Amortization Debt Premium Included In Interest Expense	(848)	(849)
Non-Cash Compensation Expense	2,740	1,780
Integration Costs	—	622
Restructuring Charges	185	4,209
COVID-19 Related Expenses	206	—
Non-Recurring Items Included in Operating Expenses	2,658	3,000
Impairment Loss	644	1,050
Refinancing Expenses	473	—
Other	26	—
(Gain) Loss On Early Extinguishment Of Debt	8,168	—
Income Taxes (Benefit)	(15,899)	(3,120)
Net Capital Expenditures, Including Amortizable Intangibles	(7,280)	(8,899)
Adjusted Income Taxes (Paid) Refunded	493	(1,297)

Adjusted Free Cash Flow	$(17,449)	$802